EXHIBIT 99.2

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                                   CWABS, INC.

                                      Owner

                                       and

                             ECC CAPITAL CORPORATION

                                    Servicer




                               SERVICING AGREEMENT


                            Dated as of March 1, 2005



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


                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS                                                                                                1

Section 1.01.  DEFINED TERMS.                                                                                        1

ARTICLE II SERVICING OF MORTGAGE LOANS; POSSESSION OF
SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF
MORTGAGE LOAN DOCUMENTS                                                                                             11

Section 2.01  SERVICING OF MORTGAGE LOANS                                                                           11
Section 2.02  MAINTENANCE OF SERVICING FILES                                                                        11
Section 2.04  TRANSFER OF MORTGAGE LOANS                                                                            12
Section 2.05  DELIVERY OF MORTGAGE LOAN DOCUMENTS                                                                   12

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SERVICER AND THE OWNER                                            12

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS                                                           14

Section 4.01  SERVICER TO ACT AS SERVICER                                                                           14
Section 4.02  COLLECTION OF MORTGAGE LOAN PAYMENTS                                                                  16
Section 4.03  REALIZATION UPON DEFAULTED MORTGAGE LOANS                                                             16
Section 4.04 ESTABLISHMENT OF CUSTODIAL ACCOUNTS; DEPOSITS IN CUSTODIAL ACCOUNTS                                    17
Section 4.05  PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT                                                      18
Section 4.06  ESTABLISHMENT OF ESCROW ACCOUNTS; DEPOSITS IN ESCROW ACCOUNTS                                         19
Section 4.07  PERMITTED WITHDRAWALS FROM ESCROW ACCOUNT                                                             20
Section 4.08  PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES, MAINTENANCE
OF PRIMARY MORTGAGE INSURANCE
POLICIES, COLLECTIONS THEREUNDER                                                                                    20
Section 4.09  TRANSFER OF ACCOUNTS                                                                                  21
Section 4.10  MAINTENANCE OF HAZARD INSURANCE                                                                       21
Section 4.11  BLANKET HAZARD INSURANCE                                                                              22
Section 4.12  FIDELITY BOND, ERRORS AND OMISSIONS INSURANCE                                                         23
Section 4.13  TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY                                                     23

Section 4.14  NOTIFICATION OF ADJUSTMENTS                                                                           24
Section 4.15  COMPLIANCE WITH APPLICABLE LAWS                                                                       24
Section 4.16  WAIVER OF PREPAYMENT PENALTIES                                                                        24
Section 4.17  REPORTS AND RETURNS TO BE FILED BY THE SERVICER                                                       24
Section 4.18  OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS BY THE SERVICER                                         24
Section 4.19  SPECIAL MORTGAGE LOAN REPURCHASE RIGHT OF THE SERVICER                                                24
Section 4.20  CLEAN-UP CALL RIGHT OF THE SERVICER                                                                   24

ARTICLE V PAYMENTS TO THE OWNER                                                                                     26

Section 5.01  REMITTANCES                                                                                           26
Section 5.02  STATEMENTS TO THE OWNER                                                                               27
Section 5.03  MONTHLY ADVANCES BY THE SERVICER                                                                      28
Section 5.04  LIQUIDATION REPORTS                                                                                   28

ARTICLE VI GENERAL SERVICING PROCEDURES                                                                             28

Section 6.01  ASSUMPTION AGREEMENTS                                                                                 28
Section 6.02  SATISFACTION OF MORTGAGES AND RELEASE OF MORTGAGE LOAN DOCUMENTS                                      29
Section 6.03  SERVICING COMPENSATION                                                                                30
Section 6.04  ANNUAL STATEMENT AS TO COMPLIANCE                                                                     30
Section 6.05  ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' SERVICING REPORT                                     31
Section 6.06  OWNER'S RIGHT TO EXAMINE SERVICER RECORDS                                                             31
Section 6.07  COMPLIANCE WITH REMIC PROVISIONS                                                                      31
Section 6.08  NON-SOLICITATION                                                                                      32
Section 6.09  ANNUAL CERTIFICATION AND INDEMNIFICATION                                                              32

ARTICLE VII REPORTS TO BE PREPARED BY SERVICER                                                                      33

Section 7.01  SERVICER SHALL PROVIDE INFORMATION AS REASONABLY REQUIRED                                             33

ARTICLE VIII THE SERVICER                                                                                           33


                                    Page ii
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
Section 8.01  INDEMNIFICATION; THIRD PARTY CLAIMS                                                                   33
Section 8.02  MERGER OR CONSOLIDATION OF THE SERVICER                                                               33
Section 8.03  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS                                                    34
Section 8.04  SERVICER NOT TO RESIGN                                                                                34
Section 8.05  NO TRANSFER OF SERVICING                                                                              35

ARTICLE IX DEFAULT                                                                                                  35

Section 9.01  EVENTS OF DEFAULT                                                                                     35
Section 9.02  WAIVER OF DEFAULTS                                                                                    37

ARTICLE X TERMINATION                                                                                               37

Section 10.01  TERMINATION                                                                                          37
Section 10.02  REMOVAL OF MORTGAGE LOANS FROM INCLUSION
UNDER THIS AGREEMENT UPON A PASS-THROUGH TRANSFER                                                                   37
Section 10.03  SERVICER TERMINATION TRIGGER                                                                         37

ARTICLE XI MISCELLANEOUS PROVISIONS                                                                                 38

Section 11.01  SUCCESSOR TO THE SERVICER                                                                            38
Section 11.02  AMENDMENT                                                                                            39
Section 11.03  GOVERNING LAW                                                                                        39
Section 11.04  NOTICES                                                                                              40
Section 11.05  SEVERABILITY OF PROVISIONS                                                                           40
Section 11.06  EXHIBITS AND SCHEDULES                                                                               40
Section 11.07  GENERAL INTERPRETIVE PRINCIPLES                                                                      40
Section 11.08  REPRODUCTION OF DOCUMENTS                                                                            41
Section 11.09  CONFIDENTIALITY OF INFORMATION                                                                       41
Section 11.10  ASSIGNMENT BY THE OWNER                                                                              42
Section 11.11  NO PARTNERSHIP                                                                                       42

                                    Page iii

Section 11.12  COUNTERPARTS; SUCCESSORS AND ASSIGNS                                                                 42
Section 11.13  ENTIRE AGREEMENT                                                                                     42
Section 11.14  FURTHER AGREEMENTS                                                                                   42
Section 11.15  THE MASTER SERVICER AND THE INDENTURE TRUSTEE                                                        42



                                    Pagd iv

EXHIBITS


          Exhibit A:        Mortgage Loan Schedule
          Exhibit B:        Custodial Account Letter Agreement
          Exhibit C:        Escrow Account Letter Agreement
          Exhibit D:        Form of Request for Release of Documents
          Exhibit E:        Form of Sarbanes-Oxley Certification



                                     Page v

THIS IS A SERVICING AGREEMENT, dated as of March 1, 2005 (the "Agreement"), and is executed between CWABS, Inc. (the "Owner") and ECC Capital Corporation (the "Servicer").

                              W I T N E S S E T H:

         WHEREAS, the Owner and the Servicer desire that, from and after the related Effective Date, the Mortgage Loans which are subject to this Agreement will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01. DEFINED TERMS.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  ACCEPTED SERVICING PRACTICES: With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and the standards employed by the Servicer in servicing similar mortgage loans for its own account, giving due consideration to those mortgage servicing practices and procedures (including collection practices and procedures) of mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans.

                  ADJUSTMENT DATE: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

                  AGREEMENT: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

                  ANCILLARY INCOME: All income derived from the Mortgage Loans (other than the (i) Servicing Fee or (ii) prepayment charges attributable to the Mortgage Loans), including but not limited to late charges, any interest paid on funds deposited in the Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

                  ARM LOAN: A first lien, conventional, 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index and is subject to a Periodic Rate Cap and a Lifetime Rate Cap and which may permit conversion to a fixed interest rate.

                  BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or
(ii) a legal holiday in the State of New York or the jurisdiction in which the Servicer conducts its servicing activities, or (iii) a day on which banking and savings and loan institutions in the State of New York or the jurisdiction in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

                  CODE: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

                  CONDEMNATION PROCEEDS: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  CUMULATIVE LOSS PERCENTAGE: On any Payment Date, the percentage equivalent of a fraction, (x) the numerator of which is the aggregate principal portion of realized losses on the Mortgage Loans from the Cut-off Date to the end of the related Prepayment Period and (y) the denominator of which is the Cut-off Date Principal Balance and the original Pre-Funding Amount.

                  CUSTODIAL ACCOUNT: The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "ECC Capital Corporation Custodial Account in trust for The Bank of New York, as indenture trustee for the holders of Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-1", or as otherwise provided in the Option One Subservicing Agreement, and shall be established at a Qualified Depository.

                  CUT-OFF DATE: With respect to any Mortgage Loan initially subject to this Agreement, the later of February 1, 2005 and the origination date of such Mortgage Loan. With respect to additional Mortgage Loans to be subject hereto from time to time, the later of the first day of the month of the transfer and the date of origination of such Mortgage Loan.

                  DETERMINATION DATE: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately preceding such 15th day.

                  DUE DATE: With respect to any Mortgage Loan, each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

                  DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

                  EFFECTIVE DATE: With respect to the Mortgage Loans initially subject hereto, March 1, 2005. With respect to additional Mortgage Loans to be subject hereto from time to time, the date set forth in the related Transmission (which shall be the closing date of any Pass-Through Transfer to which the related Mortgage Loans are subject).

                  ESCROW ACCOUNT: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "ECC Capital Corporation Escrow Account in trust for The Bank of New York, as indenture trustee for the holders of Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-1", or as otherwise provided in the Option One Subservicing Agreement, and shall be established at a Qualified Depository.

                  ESCROW PAYMENTS: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related Mortgage Loan Document.

                  ESCROW MORTGAGE LOAN: The Mortgage Loans for which the Servicer has established an Escrow Account for items constituting Escrow Payments.

                  EVENT OF DEFAULT: Any one of the conditions or circumstances enumerated in Section 9.01.

                  FANNIE MAE: Fannie Mae, or any successor thereto.

                  FANNIE MAE GUIDE: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

                  FIDELITY BOND: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

                  FREDDIE MAC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  FREDDIE MAC GUIDE: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

                  FULL PRINCIPAL PREPAYMENT: A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

                  GAAP: Generally accepted accounting principles and procedures, consistently applied.

                  HUD: The United States Department of Housing and Urban Development or any successor thereto.

                  INDENTURE: The indenture, dated as of March 18, 2005, between the Issuer and the Indenture Trustee, relating to the Encore Credit Receivables Trust, Asset-Backed Notes, Series 2005-1.

                  INDENTURE TRUSTEE: The Bank of New York, a New York banking association.

                  INDEX: With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

                  INDEX RATE: With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.

                  INSURANCE PROCEEDS: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  ISSUER: Encore Credit Receivables Trust 2005-1, a Delaware statutory trust, or its successor in interest.

                  LIFETIME RATE CAP: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

                  LIQUIDATION PROCEEDS: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to
Section 4.13.

                  MARGIN: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

                  MASTER SERVICER: Countrywide Home Loans Servicing LP, its successors in interest and assigns, or such other Person thereto designated by the Owner.

                  MASTER SERVICING AGREEMENT: The Servicing Agreement, dated as of March 18, 2005, among the Issuer, the Master Servicer and the Indenture Trustee.

                  MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

                  MERS MORTGAGE LOAN: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

                  MONTHLY ADVANCE: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
5.03 on the Business Day immediately preceding the Remittance Date of the related month.

                  MONTHLY PAYMENT: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

                  MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on real property securing the Mortgage Note.

                  MORTGAGE INTEREST RATE: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

                  MORTGAGE LOAN: An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, as amended from time to time, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  MORTGAGE LOAN DOCUMENTS: With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by an Indenture Trustee on the Owner's behalf.

                  MORTGAGE LOAN REMITTANCE RATE: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

                  MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as EXHIBIT A, as supplemented from time to time in accordance with the provisions hereof.

                  MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  MORTGAGED PROPERTY: The underlying real property securing repayment of the debt evidenced by a Mortgage Note.

                  MORTGAGOR: The obligor on a Mortgage Note.


                  NON-ESCROW MORTGAGE LOAN: Any Mortgage Loan which is not an Escrow Mortgage Loan.

                  NONRECOVERABLE ADVANCE: Any Monthly Advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Liquidation Proceeds or other proceeds of the related Mortgage Loan. The determination by the Servicer that is has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner detailing the reasons for such determination.

                  OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President or an Assistant Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

                  OPINION OF COUNSEL: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

                  OPTION ONE SUBSERVICING AGREEMENT: The Subservicing Agreement, dated as of March 18, 2005, between the Servicer and Option One Mortgage Corporation.

                  OWNER: CWABS, Inc., its successors in interest and assigns.

                  PARTIAL PRINCIPAL PREPAYMENT: A Principal Prepayment by a Mortgagor in part but not in full of the outstanding principal balance of a Mortgage Loan.

                  PASS-THROUGH TRANSFER: The sale or transfer of same or all of the Mortgage Loans by the Owner to a trust to be formed as part of a publicly issued or privately placed, rated or unrated mortgage-backed securities transaction.

                  PAYMENT DATE: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

                  PERIODIC RATE CAP: With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.

                  PERMITTED INVESTMENTS: Any one or more of the following obligations or securities:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
                  (ii)(a) above;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in the highest rating categories by each Rating Agency at the time of such investment;

                  (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

                  (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

PROVIDED, HOWEVER, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par; and provided further that any such instrument or security must be payable on demand or on a specified date not later than the Remittance Date on which amounts held therein are required to be distributed.

                  PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  PREPAYMENT INTEREST EXCESS: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Remittance Date occurs and the Determination Date of the calendar month in which such Remittance Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Remittance Date occurs and ending on the last date through which interest is collected from the related Mortgagor.


                  PREPAYMENT INTEREST SHORTFALL: With respect to any Remittance Date, for each such Mortgage Loan that was the subject of a Principal Prepayment during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Remittance Date occurs, an amount equal to interest (to be paid by the Servicer out of its own funds without reimbursement therefor) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Remittance Date.

                  PREPAYMENT PERIOD: As to any Remittance Date, the period commencing on the 16th day of the month prior to the month in which the related Remittance Date occurs and ending on the 15th day of the month in which such Remittance Date occurs.

                  PRIMARY MORTGAGE INSURANCE POLICY: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

                  PRIME RATE: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

                  PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  QUALIFIED DEPOSITORY: (a) a depository, the accounts of which are insured by the FDIC and the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by either of Moody's Investors Service, Inc. or Fitch, Inc., or (b) a depository, the short-term debt obligations, or other short-term deposits of which are rated at least `A-2' and the long-term unsecured debt obligations of which are rated at least `AA-' by Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc.

                  QUALIFIED INSURER: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

                  RATING AGENCY: Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc., Moody's Investors Service, Inc. or Fitch, Inc.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC PROVISIONS: The provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REMITTANCE DATE: The third Business Day after the 15th day of any month and no later than the 20th of any month.

                  REO DISPOSITION: The final sale by the Servicer of any REO Property.

                  REO DISPOSITION PROCEEDS: Amounts received by the Servicer in connection with a related REO Disposition.

                  REO PROPERTY: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

                  SERVICER: ECC Capital Corporation, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

                  SERVICER TERMINATION TRIGGER: A Servicer Termination Trigger will have occurred on a Payment Date if either (a) the Three Month Rolling Delinquency Percentage for the Mortgage Loans exceeds 45.00% or (b) the Cumulative Loss Percentage exceeds 4.00% from April 2005 to March 2010, or 6.00% from April 2010 to March 2015.

                  SERVICING ADVANCES: All customary, reasonable and necessary "out-of-pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including the cost of (a) the inspection, preservation, restoration and protection of the Mortgaged Property,
(b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage,
(d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and (e) compliance with the obligations under Section 4.08.

                  SERVICING FEE: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payments, Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds and Condemnation Proceeds collected by the Servicer or as otherwise provided under
Section 4.05.

                  SERVICING FEE RATE: 0.50%.

                  SERVICING FILE: The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

                  SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

                  STATED PRINCIPAL BALANCE: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Master Servicer with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  THREE-MONTH ROLLING DELINQUENCY PERCENTAGE: With respect to the Mortgage Loans and any Payment Date, the average for the three most recent calendar months of the fraction, expressed as a percentage, the numerator of which is (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Payment Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure and REO Properties, and the denominator of which is (y) the sum of the Stated Principal Balances of the Mortgage Loans, in the case of both (x) and (y), as of the close of business on the last Business Day of each of the three most recent calendar months.

                  TRANSMISSION: A notice, dated as of the related Effective Date, given by the Owner to the Servicer, from time to time, pursuant to which additional Mortgage Loans, as described on the schedule attached thereto (which schedule shall become part of the Mortgage Loan Schedule as of the related Effective Date), are made subject to the terms of this Agreement.

                  TRUST AGREEMENT: Any trust agreement, pooling and servicing agreement, indenture or comparable documents by and among some or all of CWABS, Inc., ECC Capital Corporation, the Master Servicer and the Indenture Trustee (and which may include other parties) creating a trust and/or otherwise effectuating a pass-through transfer.

                  Any capitalized terms used and not defined herein shall have the meanings ascribed to such terms in Appendix A to the Indenture.

                                   ARTICLE II
       SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS
                AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

         Section 2.01  SERVICING OF MORTGAGE LOANS.

                  The Servicer does hereby agree to service the Mortgage Loans, from and after the related Effective Date, pursuant to the terms of this Agreement. The Mortgage Loans initially subject to this Agreement are described in the Mortgage Loan Schedule attached hereto on the initial Effective Date. Additional Mortgage Loans may be subject hereto pursuant to a Transmission to the Servicer by the Owner, setting forth the Effective Date with respect thereto.

         Section 2.02  MAINTENANCE OF SERVICING FILES.

                  The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan is vested in the Owner. All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

                  Section 2.03  BOOKS AND RECORDS.

                  The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae and Freddie Mac, as applicable, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques.

                  The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee, upon reasonable prior notice, the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         Section 2.04  RESERVED.

         Section 2.05  DELIVERY OF MORTGAGE LOAN DOCUMENTS.

                  The Servicer shall forward to the Indenture Trustee on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with
Section 4.01 or 6.01 promptly after their execution; PROVIDED, HOWEVER, that the Servicer shall provide the Indenture Trustee on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 240 days after its execution, PROVIDED, HOWEVER, that if delivery is not completed within 240 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.

                  From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Indenture Trustee. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Indenture Trustee in writing of such request in the form of the request for release attached hereto as EXHIBIT D. During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Indenture Trustee upon the request of the Owner or when the Servicer's need therefore no longer exists.

         Section 2.06  TAX SERVICE CONTRACTS.

                  In the event that a Mortgage Loan is not subject to a fully assignable life of loan tax service contract with Fidelity National Real Estate Tax Service which is assignable to the Servicer or any subsequent Servicer without the payment of any cost or fee, the Servicer shall acquire a tax service contract for any such Mortgage Loan.

                                   ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF THE SERVICER AND THE OWNER

         Section 3.01 Representations of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Owner that, as of the Effective Date:

         (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

         (b) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

         (c) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Effective Date;

         (e) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

         (f) The Servicer will not waive any prepayment charge unless it is waived in accordance with the standard set forth in Section 4.16.

         (g) The Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to the three national credit repositories on a monthly basis.

         Section 3.02      Representations of the Owner.

         The Owner represents, warrants and covenants to the Servicer as of the Effective Date:

         (a) The Owner is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

         (b) The Owner has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner; and all requisite action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms; and

         (c) The Owner holds the entire legal and beneficial title to each Mortgage Loan. The information provided to Servicer by Owner, and each Mortgage File, is complete, true and accurate in all material respects.

                                   ARTICLE IV
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 4.01  SERVICER TO ACT AS SERVICER.

                  The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; PROVIDED, HOWEVER, that unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the

Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and
Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

                  Notwithstanding anything in this Agreement to the contrary, if a REMIC election is made, the Servicer shall not (unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the related REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the "startup date" of such REMIC under the REMIC Provisions.

                  The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

                  At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and only if requested to do so by the Owner or the Master Servicer, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner. Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement with payment of any fees if the predecessor Servicer is terminated or resigns.

                  Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

         Section 4.02  COLLECTION OF MORTGAGE LOAN PAYMENTS.

                  Continually from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed with reasonable diligence and in accordance with Accepted Servicing Practices, to collect all payments due under each Mortgage Loan when the same shall become due and payable. Further, the Servicer shall take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage Loan Documents, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 4.03  REALIZATION UPON DEFAULTED MORTGAGE LOANS.

                  The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The Servicer, on behalf of the Owner, may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Owner (on a present value basis) with respect to each such Mortgage Loan. The foregoing is subject to the provisions that, in any case in which any Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related

Mortgaged Property, as contemplated in Section 4.05. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; PROVIDED, HOWEVER, that it shall be entitled to reimbursement therefor as provided in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner shall direct the Servicer as to how the Servicer shall proceed with respect to the Mortgaged Property, and the Servicer shall follow the Owner's directions with respect thereto.

         Section 4.04 ESTABLISHMENT OF CUSTODIAL ACCOUNTS; DEPOSITS IN CUSTODIAL ACCOUNTS.

                  The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain, or cause to be established and maintained in accordance with the Option One Subservicing Agreement, one or more Custodial Accounts. Any funds in a Custodial Account may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer), provided that in the event that amounts on deposit in the Custodial Account exceed the amount fully insured by the FDIC (the "Insured Amount"), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Permitted Investments on the same Business Day as such excess amount becomes present in the Custodial Account. Any such Permitted Investment shall mature no later than the Business Day immediately preceding the related Remittance Date. The amount of any losses incurred in respect of any such Permitted Investments shall be deposited by the Servicer in the Custodial Account out of the Servicer's own funds immediately as realized. Funds deposited in the Custodial Account may be drawn on by the Servicer only in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by an account certification in the form shown in EXHIBIT B hereto. The original of such account certification shall be furnished to the Owner upon reasonable request. The Master Servicer and the Indenture Trustee shall be notified of any change in the location of the Custodial Account. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer's own funds, with no right to reimbursement therefor.

                  The Servicer shall deposit in the Custodial Account within two
(2) Business Days of Servicer's receipt, and retain therein, the following collections:

                           (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                           (ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate;

                           (iii) all Liquidation Proceeds;

                           (iv) any net amounts received by the Servicer in connection with any REO Property pursuant to Section 4.13;

                           (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

                           (vi) all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be held in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

                           (vii) any Monthly Advances as provided in Section
         5.03;

                           (viii) any amounts required to be deposited in the Custodial Account pursuant to Sections 4.01, 4.14, 6.01 and 6.02; and

                           (ix) with respect to each full or partial Principal
Prepayment, any Prepayment Interest Shortfall, to the extent of one-half of the Servicer's aggregate Servicing Fee received with respect to the related Due Period.

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, Ancillary Income and any Prepayment Interest Excess need not be deposited by the Servicer in the Custodial Account and may be retained by the Servicer as compensation.

         Section 4.05  PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

                  The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

                  (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such Monthly Advance was made;

                  (iii) to reimburse itself for unreimbursed Servicing Advances and Monthly Advances and unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds and REO Disposition Proceeds related to such Mortgage Loan;

                  (iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any Servicing Fee to which the Servicer is entitled in accordance with the terms hereof to the extent such Servicing Fee has not been paid to or retained by the Servicer;

                  (v) to reimburse itself for any Nonrecoverable Advances;

                  (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

                  (vii) to remove funds deposited in the Custodial Account in error by the Servicer; and

                  (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

         Section 4.06  ESTABLISHMENT OF ESCROW ACCOUNTS;
                       DEPOSITS IN ESCROW ACCOUNTS.

                  The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain, or cause to be established and maintained in accordance with the Option One Subservicing Agreement one or more Escrow Accounts. Any funds deposited in an Escrow Account may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by an account certification in the form shown in EXHIBIT C. The original of such account certification shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account out of the Servicer's own funds, with no right to reimbursement therefor.

                  The Servicer shall deposit in the Escrow Account or Accounts within two (2) Business Days of Servicer's receipt, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement; and

                  (ii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

                  The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

         Section 4.07  PERMITTED WITHDRAWALS FROM ESCROW ACCOUNT.

                  Withdrawals from the Escrow Account may be made by the Servicer only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

                  (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

                  (iii) to refund to the Mortgagor any funds as may be determined to be overages;

                  (iv) for transfer to the Custodial Account in connection with the liquidation of a Mortgage Loan or an acquisition of REO Property;

                  (v) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vi) to remove funds placed in an Escrow Account in error by the Servicer; and

                  (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

                  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

         Section 4.08 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES, MAINTENANCE OF PRIMARY MORTGAGE INSURANCE POLICIES, COLLECTIONS THEREUNDER.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and, with regard to Escrow Mortgage Loans, shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall use commercially reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor when due. With regard to Escrow Mortgage Loans, the Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. With regard to Non-Escrow Mortgage Loans, the Servicer shall make Servicing Advances to effect such payments within such time period as to avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien and to ensure that the Mortgaged Property is not uninsured for any reason.


                  The Servicer shall maintain in full force and effect each Primary Mortgage Insurance Policy, that as of the Effective Date, was in full force and effect with respect to any Mortgage Loan. Such coverage will be maintained and will not be waived by the Servicer except in accordance with applicable law. The Servicer shall not cancel, except in accordance with applicable law, or refuse to renew any Primary Mortgage Insurance Policy that is in force as of the Effective Date unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

                  In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

         Section 4.09  TRANSFER OF ACCOUNTS.

                  The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner of any such transfer.

         Section 4.10  MAINTENANCE OF HAZARD INSURANCE.

                  The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than as provided for under applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; PROVIDED, HOWEVER, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide of B:III or better and are licensed to do business in the state wherein the property subject to the policy is located. All insurance policies maintained pursuant to this Section 4.10 shall be maintained with a Qualified Insurer.

         Section 4.11  BLANKET HAZARD INSURANCE.

                  In the event that the Servicer shall obtain and maintain a blanket policy with a Qualified Insurer insuring against fire and hazards of extended coverage on all of the Mortgage Loans and provides coverage in an amount equal to the amount required under Section 4.10, and otherwise complies with the requirements of Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

         Section 4.12  FIDELITY BOND, ERRORS AND OMISSIONS INSURANCE.

                  The Servicer shall maintain, at its own expense, with a Qualified Insurer, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae on all officers, employees and other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts acceptable to Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.

         Section 4.13  TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

                  The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Servicer shall have delivered to the Owner an Opinion of Counsel acceptable to the Owner, to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

                    Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of
Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

                  The Servicer shall, either itself or through an agent selected by the Servicer and in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and the related terms and conditions are results of arm's-length negotiation. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, Monthly Advances, made pursuant to Section 5.03, and unpaid Servicing Fees.

                  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at a frequency consistent with Accepted Servicing Practices. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall, upon reasonable request, be forwarded by the Servicer to the Owner.

         Section 4.14  NOTIFICATION OF ADJUSTMENTS.


                  With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related electronic data received on the Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related electronic data received on the Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request by the Owner, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby and shall indemnify the Owner in respect of any liability as a result of such shortfall; PROVIDED, HOWEVER, that the Servicer shall not have an obligation to pay any interest loss if the failure to appropriately adjust such Mortgage Interest Rate or Monthly Payment is the direct result of inaccurate or incomplete information in the electronic file provided by the Owner to the Servicer.

                  Section 4.15  COMPLIANCE WITH APPLICABLE LAWS.

                  All requirements of any federal, state or local law applicable to the servicing of the Mortgage Loans will be complied with by the Servicer in all material respects.


                  Section 4.16  WAIVER OF PREPAYMENT CHARGES.

                  Except as provided below, the Servicer or any designee of the Servicer shall not waive any prepayment charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a prepayment charge at the time of the related prepayment of any Mortgage Loan subject to such prepayment charge, the Servicer shall pay to the Owner at such time (by deposit to the Custodial Account) an amount equal to the amount of the prepayment charge not collected. The Owner warrants that the schedule of prepayment charges provided to the Servicer shall be complete, true and accurate and may be relied on by the Servicer in its calculation of prepayment charges. Notwithstanding the above, the Servicer or its designee may waive a prepayment charge only if (i) the related prepayment is not the result of a refinancing by the Servicer or its designee, (ii) such waiver relates to a defaulted Mortgage Loan or a reasonably foreseeable default, (iii) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and (iv) such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such prepayment charge and the related Mortgage Loan. If a prepayment charge is waived as permitted by meeting the standards described above, then the Servicer is required to pay the amount of such waived prepayment charge, for the benefit of the Owner, by depositing such amount into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

                  Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in this Section 4.16 which materially and adversely affects the interests of the Owner in any prepayment charge, the Servicer shall remedy such breach as follows: if any of the covenants made by the Servicer in this Section 4.16 is breached, the Servicer must pay the amount of such waived prepayment charge, for the benefit of the Owner, by depositing such amount into the Custodial Account.

                  Section 4.17 REPORTS AND RETURNS TO BE FILED BY THE SERVICER.


                  The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  Section 4.18      OPTIONAL PURCHASE OF DEFAULTED MORTGAGE
                                    LOANS.

                   With respect to any Mortgage Loan which is delinquent in payment by 90 days or more or is an REO Property, the Servicer shall have the right to purchase such Mortgage Loan from the Trust Estate at a price equal to the Repurchase Price.

                  Section 4.19. SPECIAL MORTGAGE LOAN REPURCHASE RIGHT OF THE SERVICER.

                   The Servicer will have the option to purchase, at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a price equal to the Repurchase Price. The Mortgage Loans that may be purchased by the Servicer pursuant to this paragraph will be selected by the Servicer in its sole discretion. If at any time the Servicer exercises such option, it shall immediately notify or cause to be notified the Indenture Trustee by a certification in the form of Exhibit D of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Mortgage Files to the Servicer.

                   Section 4.20     CLEAN-UP CALL RIGHT OF THE SERVICER.

                   In the event that the Majority Holder of the Owner Trust Certificates does not exercise its right to purchase all of the Mortgage Loans and REO Properties remaining in the Trust Estate pursuant to Section 8.07 of the Indenture and Section 9.01 of the Master Servicing Agreement within 90 days after the Stated Principal Balance of the Mortgage Loans is in the aggregate ten (10%) or less of the sum of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, than the Servicer shall have the option to exercise such right, subject to the provisions of Section 8.07 of the Indenture and Section
9.01 of the Master Servicing Agreement.


                                    ARTICLE V
                              PAYMENTS TO THE OWNER

         Section 5.01  REMITTANCES.

                  On each Remittance Date, the Servicer shall remit to the Owner
(i) all amounts credited to the Custodial Account as of the close of business on the last day of the calendar month preceding the Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, except (a) Principal Prepayments received on or before the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the Remittance Date of such month, and
(b) Principal Prepayments received after the 15th day of the month in which a Remittance Date occurs shall be remitted to the Owner on the next following Remittance Date, plus, to the extent not already deposited in the Custodial Account, the sum of (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03 and (iii) all Prepayment Interest Shortfalls the Servicer is required to make up pursuant to Section 4.04, minus (iv) any amounts attributable to Monthly Payments collected after the Cut-off Date but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts. Notwithstanding the foregoing, with respect to the first Remittance Date on March 18, 2005, the Servicer shall not be obligated to remit any amounts in connection with those Mortgage Loans set forth on Exhibit F hereto (the "March Mortgage Loans"). Each remittance to the Master Servicer pursuant to this Section 5.01 shall be made by wire transfer to the following account, or to such other account as shall be designated by the Master Servicer from time to time:

                    Beneficiary Name: Countrywide Home Loans
                           Bank Name: Bank of America
                        City, State: Concord, California
                        Beneficiary Account: 12355-18698
                           ABA Routing No.: 121000358
                     Attn: Master Servicing Clearing Account


                  With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         Section 5.02  STATEMENTS TO THE OWNER.

                  Not later than the second Business Day following the 15th calendar day of the month of the related Remittance Date, the Servicer shall furnish to the Master Servicer, in an electronic format mutually agreed to by the Servicer and Master Servicer, a monthly remittance advice as to the prior calendar month, with a trial balance report attached thereto, and such other loan level information reasonably available to the Servicer and requested by the Master Servicer. Notwithstanding the foregoing, in connection with the first Remittance Date on March 18, 2005, such monthly remittance advice shall not include the March Mortgage Loans. The Servicer shall also furnish to the Master Servicer (in such format mutually agreed to by the Servicer and the

Master Servicer) a monthly report detailing loan level prepayment charges collected and/or waived by the Servicer in accordance with Section 4.16.

         Section 5.03  MONTHLY ADVANCES BY THE SERVICER.

                  On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by an officer of the Servicer evidencing such determination.

         Section 5.04  LIQUIDATION REPORTS.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Master Servicer a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Master Servicer shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as Master Servicer may reasonably require.

                                   ARTICLE VI
                          GENERAL SERVICING PROCEDURES

         Section 6.01  ASSUMPTION AGREEMENTS.

                  The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; PROVIDED, HOWEVER, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

                  In connection with any such assumption or substitution of liability, the Servicer shall follow its underwriting practices and procedures. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

                  Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 6.02  SATISFACTION OF MORTGAGES AND RELEASE OF
                       MORTGAGE LOAN DOCUMENTS.

                  Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Indenture Trustee with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 4.04 have been so deposited, and a request for delivery to the Servicer of the Mortgage Loan Documents held by the Indenture Trustee. Upon receipt of such certification and request, the Owner shall, or shall cause the Indenture Trustee to, release in accordance with the terms of the related Trust Agreement, the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

                  In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner within two Business Days the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Indenture Trustee of a servicing receipt signed by a Servicing Officer, all as provided in the Indenture, the Servicer may request the Indenture Trustee to release to the Servicer the portion of the Mortgage Loan Documents held by the Indenture Trustee to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Indenture Trustee, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.

         Section 6.03  SERVICING COMPENSATION.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

         Section 6.04  ANNUAL STATEMENT AS TO COMPLIANCE.

                   The Servicer shall deliver to the Owner and the Master Servicer, on or before March 10, each year beginning March 10, 2006, an Officer's Certificate in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a form 10-K, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its responsibilities and obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such responsibilities and obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 6.05  ANNUAL INDEPENDENT CERTIFIED PUBLIC
                       ACCOUNTANTS' SERVICING REPORT.

                  On or before March 10th of each year beginning March 10, 2006, the Servicer, at its expense, shall, or shall cause each related subservicer to, cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a form 10-K to the Owner and the Master Servicer to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing, or causing each related subservicer to provide, Owner and the Master Servicer a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.

         Section 6.06  OWNER'S RIGHT TO EXAMINE SERVICER RECORDS.

                  The Owner or its designee shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

                  The Servicer shall provide to the Owner or its designee and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

         Section 6.07 COMPLIANCE WITH REMIC PROVISIONS.

                  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Section 6.08 Non-solicitation.


                  The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 6.08 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Nothing herein shall prevent the Servicer or its agent or affiliate from soliciting Mortgagors for other credit products.

     Section 6.09 Annual Certification and Indemnification.

         (a) With respect to any Mortgage Loans that are subject to a pass-through transfer or other securitization (a "Securitization") in which the filing of a Sarbanes-Oxley Certification directly with the Securities and Exchange Commission is required, by March 10th of each year or in connection with any additional Sarbanes-Oxley Certification required to be filed upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certification substantially in the form attached hereto as Exhibit E, to the Owner and the Master Servicer for the benefit of the Owner and the Master Servicer and the Owner's and the Master Servicer's affiliates and the officers, directors and agents of the Owner and the Master Servicer and the Owner's and the Master Servicer's affiliates, and shall indemnify the Owner and the Master Servicer or such persons arising out of any breach of Servicer's obligations or representations relating thereto as provided in such Officer's Certification.

          (b) The Servicer shall indemnify and hold harmless each of the Owner and the Master Servicer, and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 6.09, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Owner and the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Owner or the Master Servicer as a result of the losses, claims, damages or liabilities of the Owner or the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Owner or the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.



                                     Page32

                                   ARTICLE VII
                       REPORTS TO BE PREPARED BY SERVICER

     Section 7.01 Servicer Shall Provide Information as Reasonably Required.

                  The Servicer shall furnish to the Owner upon reasonable request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                  ARTICLE VIII
                                  THE SERVICER

     Section 8.01 Indemnification; Third Party Claims.

                  The Servicer agrees to indemnify the Owner, its successors and assigns, and any agent of the Owner (each an "Indemnified Person") and hold each such Indemnified Person harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation, warranty or covenant of the Servicer contained herein. The Servicer shall notify the Owner in accordance with Section
11.04 herein of any claim made by a third party against the Servicer, the Owner or both, with respect to this Agreement, the Mortgage Loans and/or any alleged act by Owner. The Owner shall assume the defense of any such claim and pay all costs and expenses (including reasonable legal fees and expenses) of defending the Servicer and itself against any such claim other than (i) any loss, liability or expense related to the Servicer's failure to perform Servicer's duties in strict compliance with this Agreement; and (ii) any loss, liability or expense incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. The Owner shall promptly pay, discharge and satisfy any judgment or decree that may be entered against it in respect of such claim. If in any event, the Servicer incurred any expenses or fees related to the above, the Servicer shall be entitled to reimbursement of any such expenses or fees from funds in the Custodial Account, unless such claim relates to a matter for which the Servicer is required to indemnify the Owner.

     Section 8.02 Merger or Consolidation of the Servicer.

                  The Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will


                                     Page33
obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000 and (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien 1-4 family mortgage loans. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the Servicer's obligations and liabilities hereunder.

     Section 8.03 Limitation on Liability of the Servicer and Others.

                  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, the Owner shall reimburse the Servicer within thirty days of receipt by the Owner of a billing statement from the Servicer providing reasonable detail with respect thereto, unless the Owner is disputing such charges, in which event the Owner shall reimburse the Company as promptly as feasible upon resolution of such dispute.

     Section 8.04 Servicer Not to Resign.


                  The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation



                                     Page34
of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01. Notwithstanding the foregoing, the Servicer, without the consent of the Owner, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions, provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.


     Section 8.05 No Transfer of Servicing.

                  With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner; provided, however, that the Owner hereby approves the Subservicing Agreement, dated as of March 1, 2005, between the Servicer and Option One Mortgage Corporation.

                                   ARTICLE IX
                                     DEFAULT

     Section 9.01 Events of Default.

                  Each of the following shall constitute an Event of Default on the part of the Servicer:

                  (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after written notice thereof from the Owner (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

                  (ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than with respect to Sections 6.04, 6.05 and 6.09), the breach of which has a material adverse effect and which continue unremedied for a period of sixty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or



                                     Page35

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

                  (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for two Business Days; or

                  (vi) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein;

                  (viii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

                  (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04, Section 6.05 or
Section 6.09 of this Agreement which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

                  In each and every such case, so long as an Event of Default shall not have been remedied, the Owner by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.

                  From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things reasonably necessary or appropriate to effect the


                                     Page36
purposes of such notice of termination, including, but not limited to, notification to MERS at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts, net of unreimbursed Servicing Advances and Monthly Advances, which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02 Waiver of Defaults.

                  The Owner may waive, only by written notice, any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X
                                   TERMINATION

     Section 10.01 Termination.

                  The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property and the remittance of all funds due hereunder; (ii) by 30 days' written mutual consent of the Servicer and the Owner; (iii) termination by the Owner pursuant to Section 9.01; and (iv) upon resignation of the Servicer in accordance with
Section 8.04. Simultaneously with any such termination and, in the case of (ii),
(iii) or (iv) of the preceding sentence, the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances. In no event shall the Servicer be entitled to any termination fee or other compensation with respect to any termination of this Agreement or the Servicer's rights hereunder, in whole or in part.

     Section 10.02 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer.

                  The Servicer hereby acknowledges that the Owner intends to effect a Pass-Through Transfer with respect to the Mortgage Loans, retaining the Servicer as the servicer to service the Mortgage Loans in accordance with the terms and provisions of this Agreement. The Servicer and the Owner hereby acknowledge that Countrywide Securities Corporation and Wachovia Capital Markets, LLC shall act as underwriters (the "Underwriters") in connection with such Pass-Through Transfer.

                  The Servicer shall cooperate with each of the Underwriters and the Owner in connection with such Pass-Through Transfer in accordance with this
Section 10.02. In connection therewith the Servicer shall:


                                     Page37

         (a) make all representations and warranties with respect to the Servicer itself as of the date of the related Pass-Through Transfer that conform in all material respects to the representations and warranties in this Agreement;

         (b) provide as applicable:

                  (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, including the Servicer's applicable underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Underwriter and the Owner shall reasonably request;

                  (ii) such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the Indenture Trustee, any Rating Agency, the Underwriter or the Owner, as the case may be, in connection with such Pass-Through Transfer; and
         (c) indemnify each of the Underwriters and the Owner for any material misstatements or material omissions contained in the information provided pursuant to (b) above.

     Section 10.03 Servicer Termination Trigger.

                  In the event of a Servicer Termination Trigger, the Master Servicer shall terminate the Servicer at the direction of the Owner. Following such termination, the Master Servicer shall have the right to service such Mortgage Loans or to engage a new Servicer acceptable to the Master Servicer pursuant to a Servicing Agreement which is not in conflict with the terms of this Agreement. Notwithstanding the foregoing, the Owner shall retain the ownership of all servicing rights with respect to the related Mortgage Loans and no such direction of termination of the Servicer shall be deemed to diminish such ownership.


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         Section 11.01  Successor to the Servicer.

                  Upon termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01, the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Master Servicer and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to



                                     Page38
exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such
Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Master Servicer an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 8.05, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.


                  The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account, net of unreimbursed Monthly Advances and Servicing Advances, and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. In addition, the Servicer shall promptly take all other actions reasonably requested by the Master Servicer with respect to MERS Mortgage Loans and MERS to effectuate and evidence the transfer of servicing and/or ownership thereof in accordance with the terms of this Agreement.

                  Upon a successor's acceptance of appointment as such, the Master Servicer shall notify the Servicer of such appointment.

         Section 11.02  Amendment.

                  This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

         Section 11.03  Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     Page39

         Section 11.04  Notices.

                  Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

                  (i) if to the Servicer with respect to servicing issues:

                          ECC Capital Corporation
                          1833 Alton Parkway
                          Irvine, California  92606
                          Attention: John Kohler

                   (ii) if to the Owner:

                           CWABS, Inc.
                           4500 Park Granada
                           Calabasas, California 91302



or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         Section 11.05  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 11.06  Exhibits and Schedules.

                  The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 11.07  General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;



                                     Page40

                  (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

                  (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

                  (vii) to the extent that some, but not all, of the Mortgage Loans are transferred pursuant to Section 11.10 hereof, this Agreement shall be construed as a separate agreement with respect to such Mortgage Loans and references to the rights of the Owner shall apply separately with respect to each Owner.

         Section 11.08  Reproduction of Documents.

                  This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 11.09  Confidentiality of Information.


                  Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement. Additionally, with respect to each Mortgage Loan and the related Mortgagor, the Servicer and the Owner shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder.


                                     Page41

         Section 11.10  Assignment by the Owner.

                  The Owner shall have the right, without the consent of the Servicer but subject to the limits set forth in this Agreement hereof, to assign its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer. All references to the Owner in this Agreement shall be deemed to include its assignees or designees. The parties hereto contemplate that the Owner shall assign its interest under this Agreement with respect to the Mortgage Loans to the Issuer, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of March 18, 2005, among the Owner, the Servicer and the Issuer.

         Section 11.11  No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

         Section 11.12  Counterparts; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

         Section 11.13  Entire Agreement.

                  Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

          Section 11.14  Further Agreements.

                  The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

          Section 11.15    The Master Servicer and Indenture Trustee.

                  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The


                                     Page42

Master Servicer, acting on behalf of the Owner, shall have the same rights as the Owner to enforce the obligations of the Servicer under this Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement if such failure constitutes an Event of Default as provided in Article IX of this Agreement. Notwithstanding anything to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under this Agreement.

                  For purposes of this Agreement, each of the Master Servicer and the Indenture Trustee shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer and Indenture Trustee herein as if it were a direct party to this Agreement.



                                     Page43

                  IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                      ECC CAPITAL CORPORATION


                      By:    /s/ Shadid S. Ashgar
                              Name:  Shadid S. Ashgar
                              Title: President and Co-Chief Executive Officer


                      CWABS, INC.


                      By:     /s/ Ruben Avilez
                          -----------------------------
                             Name:  Ruben Avilez
                             Title:    Vice President


                      Acknowledged:
                      COUNTRYWIDE HOME LOANS SERVICING LP
                      By: Countrywide GP, Inc., its General Partner


                      By:    /s/ Ruben Avilez
                          -----------------------------
                             Name:  Ruben Avilez
                             Title:    Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             Available Upon Request

                                    EXHIBIT B

                    FORMS OF CUSTODIAL ACCOUNT CERTIFICATIONS


                         CUSTODIAL ACCOUNT CERTIFICATION



                                                  _________________, 20___



         ECC Capital Corporation hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Servicing Agreement, dated as of March 1, 2005.

Title of Account:          ECC Capital Corporation in trust for the Purchaser
                           and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I

Address of office or branch of the Servicer at which Account is maintained:

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          ECC CAPITAL CORPORATION
                                          Servicer


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT C

                     FORMS OF ESCROW ACCOUNT CERTIFICATIONS



                          ESCROW ACCOUNT CERTIFICATION



                                                  _________________, 20___




         ECC Capital Corporation hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Servicing Agreement, dated as of March 1, 2005.

Title of Account:          ECC Capital Corporation in trust for the Purchaser
                           and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I

Address of office or branch of the Servicer at which Account is maintained:


                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          ______________________________________

                                          ECC CAPITAL CORPORATION
                                          Servicer


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      The Bank of New York
         101 Barclay- 8W
         New York, NY 10286
         Attn:  ________________

         Re: Indenture dated as of ________, among Encore Credit Receivables Trust 2005-1 as Issuer and The Bank of New York as Indenture Trustee

                  In connection with the administration of the Mortgage Loans held by you as Indenture Trustee for the Owner pursuant to the above-captioned Indenture, we request the release, and hereby acknowledge receipt, of the Indenture Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.


MORTGAGE LOAN NUMBER:

MORTGAGOR NAME, ADDRESS & ZIP CODE:



REASON FOR REQUESTING DOCUMENTS (check one):

_______           1.       Mortgage Paid in Full

_______           2.       Foreclosure

_______           3.       Substitution

_______           4.       Other Liquidation (Repurchases, etc.)

_______           5.       Nonliquidation  [Reason:____________________________

Address to which Indenture Trustee should
deliver the Indenture Truestee's Mortgage File:_________________________________
                                               _________________________________
                                               _________________________________


                                               By:______________________________
                                                        (authorized signer)
Issuer:_________________________________
                                               Address:_________________________

Date:___________________________________


INDENTURE TRUSTEE
-----------------

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:


________________________________________             ______________________
Signature                                      Date


Documents returned to Indenture Trustee:


________________________________________             ______________________
Indenture Trustee

                                    EXHIBIT E
                                    ---------

                      FORM OF SARBANES-OXLEY CERTIFICATION


         I, __________________________, certify to each of CWABS, Inc., and its officers, directors, agents and affiliates (the "Owner") and Countrywide Home Loans Servcing LP, and its officers, directors, agents and affiliates (the "Master Servicer"), and with the knowledge and intent that they will rely upon this certification, that:

         (i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Owner and the Master Servicer which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

         (ii) The servicing information required to be provided to the Owner and the Master Servicer by the Servicer under the Agreement has been provided to the Owner and the Master Servicer;

         (iii) I am responsible for reviewing the activities performed by the Servicer and by each related subservicer under the Agreement and based upon the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Owner and the Master Servicer, the Servicer and each related subservicer has, as of the date of this certification, fulfilled its obligations under the Agreement; and

         (iv) I have disclosed to the Owner and the Master Servicer all significant deficiencies relating to the Servicer's and/or each related subservicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

         Capitalized words not otherwise defined herein have the meaning assigned to them in the Subservicing Agreement dated March 1, 2005 by and between CWABS, Inc. as Owner and ECC Capital Corporation as Servicer.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.


Dated:_____________________________                By:
                                                   Name:
                                                   Title:

                                    EXHIBIT F
                                    ---------

                              MARCH MORTGAGE LOANS